                                                                    Exhibit 99.2

For Information Contact
-----------------------
At Greater Bay Bancorp:                At Financial Relations Board:
David L. Kalkbrenner                   Christina Carrabino (general information)
President and CEO                      Stephanie Mishra (analyst contact)
(650) 614-5767                         (415) 986-1591
Steven C. Smith
EVP, CAO and CFO
(650) 813-8222

                             FOR IMMEDIATE RELEASE


          GREATER BAY BANCORP REPORTS RECORD OPERATING RESULTS WITH
                      38% INCREASE IN NET INCOME FOR 1999

PALO ALTO, CA, January 19, 2000 -- Greater Bay Bancorp (Nasdaq: GBBK), a $2.6 billion in assets financial services holding company, today announced record
results for the fourth quarter and year ended December 31, 1999.   Net income,

before merger, nonrecurring and extraordinary items for the fourth quarter 1999,
---------------------------------------------------
increased 53% to $9.0 million or $0.69 per diluted share, compared to $5.9
-------------
million or $0.47 per diluted share in the fourth quarter of 1998. Including merger, nonrecurring and extraordinary items, net income was $9.5 million or $0.73 per diluted share in the fourth quarter of 1999 compared to net income of $6.0 million or $0.47 per diluted share for the fourth quarter of 1998.

For the twelve months ended December 31, 1999, net income, before merger,
                                                           --------------
nonrecurring and extraordinary items, was $29.7 million or $2.32 per diluted
------------------------------------
share, up 38% from the $21.5 million or $1.70 per diluted share for the same
       ------
period of the prior year. Merger, nonrecurring and extraordinary items were $2.0 million, net, for the twelve months ended December 31, 1999 and $1.4 million, net, for the twelve months ended December 1998. Including these items, net income was $27.7 million or $2.17 per diluted share for the year ended December 31, 1999, compared with $20.2 million or $1.59 per diluted share for the twelve months ended December 31, 1998.

At December 31, 1999, Greater Bay Bancorp's total assets were $2.6 billion, an increase of 39% or $743 million from December 31, 1998. Total loans grew to $1.8 billion, an increase of 45% or $544 million from December 31, 1998 while total deposits increased to $2.3 billion, an increase of 44% or $699 million from December 31, 1998.

For the fourth quarter of 1999, Greater Bay Bancorp's return on average equity, return on average assets and efficiency ratio were 25.81%, 1.38% and 45.35%, respectively, compared to 20.03%, 1.24%, and 56.22%, respectively, for the fourth quarter of 1998. For the twelve months ended December 31, 1999, Greater Bay Bancorp's return on average equity, return on average assets and efficiency ratio were 22.62%, 1.31% and 50.52%, respectively, compared to 19.92%, 1.28% and 56.34%, respectively, for the same period a year ago.

                                     -more-

"We are extremely pleased with 1999's exceptional quality asset growth combined with our record operating results," said David L. Kalkbrenner, president and chief executive officer of Greater Bay Bancorp. "Our Company had a record 38% increase in core net earnings and asset growth of 39%. These results were accomplished while continuing to maintain excellent asset quality."

Kalkbrenner continued, "Greater Bay Bancorp's Super Community Banking Strategy continued to be successful in 1999 as we added two banks to the Greater Bay Bancorp family while also announcing the signing of definitive agreements to add two more banks in early 2000. With these additions, Greater Bay Bancorp has successfully completed one phase of our long-term strategy to `Ring the San Francisco Bay.' As we move into the new millenium, we are excited about our prospects for continued expansion through contiguous and infill merger opportunities while continuing to focus internally on expanding our market share and providing superior returns to our shareholders."

Greater Bay Bancorp's ratio of non-performing assets to total assets was 0.21% at December 31, 1999, compared to 0.33% at September 30, 1999 and 0.20% at December 31, 1998. In addition, the allowance for loan losses represented 2.17% of total loans and 701.62% of total non-performing assets at December 31, 1999, compared to 1.94% and 388.13% at September 30, 1999 and 2.01% and 641.87% at December 31, 1998.

Non-interest income continues to grow, reflecting Greater Bay Bancorp's efforts
-------------------
to further diversify its revenue stream. During the fourth quarter ended December 31, 1999, the Company's trust fees, depositor services fees, gain on sale of SBA loans, and loan and international banking fees were $2.6 million, up
                                                                              --
37% from $1.9 million in the fourth quarter of 1998.
---

Greater Bay Bancorp's capital ratios continue to be above the well-capitalized guidelines established by the bank regulatory agencies.

Greater Bay Bancorp recently signed definitive agreements to merge with Mt. Diablo Bancshares, which is anticipated to close in the first quarter of 2000, and Coast Bancorp, which is anticipated to close in the early second quarter of 2000. On a pro forma basis, as if these mergers had occurred on December 31, 1999, Greater Bay Bancorp would have had assets of approximately $3.2 billion.

                                     -more-

Greater Bay Bancorp through its six subsidiary banks, Bay Area Bank, Bay Bank of Commerce, Cupertino National Bank, Golden Gate Bank, Mid-Peninsula Bank and Peninsula Bank of Commerce, along with its operating divisions, serves clients throughout Silicon Valley, San Francisco, the San Francisco Peninsula, and the Contra Costa Tri Valley Region, with offices located in Cupertino, Fremont, Hayward, Millbrae, Palo Alto, Redwood City, San Francisco, San Jose, San Leandro, San Mateo, San Ramon, Santa Clara, and Walnut Creek.

Safe Harbor

This document may contain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected. For a discussion of factors that could cause actual results to differ, please see the publicly available Securities and Exchange Commission filings of Greater Bay Bancorp, including its Annual Report on Form 10-K for the year ended December 31, 1998, and particularly the discussion of risk factors within that document.

For investor information on Greater Bay Bancorp at no charge, call our automated shareholder information line at 1-800-PRO-INFO (1-800-776-4636) and enter code GBBK. For international access, dial 1-201-432-6555.

                          - FINANCIAL TABLES FOLLOW -

                                                        GREATER BAY BANCORP
                                                December 31, 1999 FINANCIAL SUMMARY
                                           ($ in 000's, except share and per share data)


SELECTED QUARTERLY CONSOLIDATED FINANCIAL CONDITION DATA:


                                                         Dec 31          Sept 30          Jun 30           Mar 31           Dec 31
                                                           1999             1999            1999             1999             1998
                                                   ------------     ------------    ------------     ------------     ------------
Cash and Due From Banks                            $     95,416     $    108,315    $    102,221     $     87,506     $     78,660
Investments                                             691,312          660,611         634,654          582,278          537,788
Loans:
    Commercial                                          758,148          706,247         665,587          611,421          500,167
    Term Real Estate - Commercial                       431,226          397,076         333,958          332,703          316,328
                                                   ------------     ------------    ------------     ------------     ------------
       Total Commercial                               1,189,374        1,103,323         999,545          944,124          816,495
    Construction                                        372,481          305,230         273,962          235,636          230,568
    Real Estate - Other                                  92,688           82,841          87,206           79,560           74,266
    Consumer and Other                                  105,457          105,591         104,316           99,974           92,178
    Deferred Loan Fees, Net                              (6,681)          (6,048)         (5,675)          (5,420)          (4,395)
                                                   ------------     ------------    ------------     ------------     ------------
       Total Loans                                    1,753,319        1,590,937       1,459,354        1,353,874        1,209,112
       Allowance for Loan Losses                        (38,035)         (30,856)        (27,167)         (25,066)         (24,359)
                                                   ------------     ------------    ------------     ------------     ------------
    Total Loans, Net                                  1,715,284        1,560,081       1,432,187        1,328,808        1,184,753
Other Assets                                            122,953          106,636          95,136           85,782           81,190
                                                   ------------     ------------    ------------     ------------     ------------
Total Assets                                       $  2,624,965      $ 2,435,643    $  2,264,198     $  2,084,374     $  1,882,391
                                                   ============     ============    ============     ============     ============
Deposits:
    Demand, Non-Interest Bearing                   $    459,523     $    418,207    $    363,751     $    354,217     $    335,910
    NOW, MMDA and Savings                             1,358,780        1,282,867       1,170,631        1,039,183          960,152
    Time Certificates, $100,000 and over                407,915          376,318         341,429          321,215          211,923
    Other Time Certificates                              74,670           91,868          91,528           94,380           94,357
                                                   ------------     ------------    ------------     ------------     ------------
       Total Deposits                                 2,300,888        2,169,260       1,967,339        1,808,995        1,602,342
                                                   ------------     ------------    ------------     ------------     ------------
Other Borrowings                                         69,100           52,678          90,635           72,388           84,578
Other Liabilities                                        44,222           30,218          28,162           27,796           24,035
                                                   ------------     ------------    ------------     ------------     ------------
       Total Liabilities                              2,414,210        2,252,156       2,086,136        1,909,179        1,710,955
                                                   ------------     ------------    ------------     ------------     ------------
Long-term Subordinated Debt                                  --               --              --               --            3,000
Trust Preferred Securities                               50,000           50,000          50,000           50,000           50,000
Stockholders' Equity                                    160,755          133,487         128,062          125,195          118,436
                                                   ------------     ------------    ------------     ------------     ------------
       Regulatory Capital                               210,755          183,487         178,062          175,195          171,436
                                                   ------------     ------------    ------------     ------------     ------------
Total Liabilities and Shareholders' Equity         $  2,624,965     $  2,435,643     $ 2,264,198     $  2,084,374     $  1,882,391
                                                   ============     ============    ============     ============     ============
Average Quarterly Total Loans, excluding
  Nonaccrual                                       $  1,655,846     $  1,526,994     $ 1,412,961     $  1,280,152     $  1,095,675
Average Quarterly Investments                      $    759,522     $    646,483     $   634,314     $    525,844     $    625,338
Average Quarterly Interest Earning Assets          $  2,415,368     $  2,173,477     $ 2,047,275     $  1,805,996     $  1,721,013
Average Quarterly Interest Bearing Liabilities     $  1,961,540     $  1,798,533     $ 1,696,964     $  1,489,091     $  1,409,321
Average Quarterly Assets                           $  2,592,684     $  2,334,140     $ 2,200,030     $  1,957,997     $  1,869,283
Average Quarterly Equity                           $    138,858     $    132,697     $   130,575     $    122,196     $    115,948
Regulatory Capital
      Tier I or Leverage Capital                   $    205,649     $    178,644    $    168,627     $    157,266     $    148,929
      Total Capital                                $    237,802     $    211,950    $    201,347     $    194,934     $    189,159
Nonperforming Assets
      Nonaccrual Loans                             $      4,333     $      5,943    $      3,402     $      3,019     $      2,033
      Loans 90 Days Past Due & Accruing                      10               --              --               --               --
      Restructured Loans                                    807            1,492           1,034              951              796
      OREO                                                  271              515             595              620              966
                                                   ------------     ------------    ------------     ------------     ------------
Total Nonperforming Assets                         $      5,421     $      7,950    $      5,031     $      4,590     $      3,795
                                                   ============     ============    ============     ============     ============
Greater Bay Trust Company Assets                   $    697,435     $    652,054    $    659,414     $    630,840     $    649,336


SELECTED QUARTERLY CONSOLIDATED FINANCIAL CONDITION RATIOS:

                                                         Dec 31          Sept 30         June 30           Mar 31           Dec 31
                                                           1999             1999            1999             1999             1998
                                                   ------------     ------------    ------------     ------------     ------------
Loan to Deposit Ratio                                     76.20%           73.34%          74.18%           74.84%           75.46%
Ratio of Allowance for Loan Losses to:
       Total Loans                                         2.17%            1.94%           1.86%            1.85%            2.01%
       Total Nonperforming Assets                        701.62%          388.13%         539.99%          546.10%          641.87%

Total Nonperforming Assets to Total Assets                 0.21%            0.33%           0.22%            0.22%            0.20%

Ratio of Quarterly Net Charge-offs to
  Average Loans, annualized                               -0.31%            0.03%          -0.01%           -0.09%           -0.17%
Ratio of YTD Net Charge-offs to Average Loans,
  annualized                                              -0.10%           -0.02%          -0.05%           -0.09%           -0.15%

Quarterly Internal Loan Growth, Annualized                40.49%           35.77%          31.25%           48.56%           61.89%
Quarterly Recurring Revenue Growth, Annualized            64.16%           45.69%          50.02%           10.51%            8.28%

Earning Assets to Total Assets                            93.22%           92.45%          92.58%           93.00%           92.93%
Earning Assets to Interest-Bearing Liabilities           124.82%          121.47%         120.18%          122.91%          124.59%

Capital Ratios:
     Leverage                                              7.93%            7.65%           7.66%            8.03%            7.97%
     Tier 1 Risk Based Capital                             9.35%            8.91%           9.53%            9.46%           10.03%
     Total Risk Based Capital                             10.81%           10.58%          11.38%           11.73%           12.74%

Risk Weighted Assets                               $  2,199,220     $  2,004,055    $  1,769,677     $  1,661,860     $  1,484,892

Book Value Per Share                               $      12.55     $      10.91    $      10.54     $      10.47     $      10.08
Total Shares Outstanding                             12,806,115       12,232,796      12,152,555       11,952,080       11,749,884

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp, Bay Area Bancshares and Bay Commercial Services on a pooling-of-interests basis.


                                                        GREATER BAY BANCORP
                                                December 31, 1999-FINANCIAL SUMMARY
                                           ($ in 000's, except share and per share data)


SELECTED QUARTERLY CONSOLIDATED OPERATING DATA:
                                                                       Fourth         Third      Second          First        Fourth
                                                                      Quarter       Quarter     Quarter        Quarter      Quarter
                                                                        1999           1999        1999           1999         1998
                                                                    --------     ----------     -------     ----------   ----------
Interest Income                                                     $ 51,259     $   45,536     $41,644     $   36,911    $  35,659
Interest Expense                                                      21,154         18,567      17,093         14,804       14,381
                                                                    --------     ----------     -------     ----------   ----------
       Net Interest Income Before Provision for Loan Losses           30,105         26,969      24,551         22,107       21,278
Provision for Loan Losses                                              6,013          3,578       1,697            961        1,986
                                                                    --------     ----------     -------     ----------   ----------
       Net Interest Income After Provision for Loan Losses            24,092         23,391      22,854         21,146       19,292
Other Income:
Trust Fees                                                               774            768         727            721          664
Depositor Service Fees                                                   838            725         585            563          609
ATM Fees                                                                 467            615         501            527          498
Loan and International Banking Fees                                      862            871         651            449          354
Gain on Sale of SBA Loans                                                 85            272         322            331          306
Gain/(loss) on Investments                                               (23)             4          --             --          320
Other Income (1)                                                       3,788          1,178         379            339          425
                                                                    --------     ----------     -------     ----------   ----------
                                                                       6,791          4,433       3,165          2,930        3,176
Nonrecurring - Warrant-Income (5)                                     14,278             --         226              4          314
                                                                    --------     ----------     -------     ----------   ----------
  Other Income                                                        21,069          4,433       3,391          2,934        3,490
Operating Expenses:
Compensation and Benefits                                             10,008          8,764       8,491          8,053        7,380
Occupancy and Equipment                                                3,147          2,889       2,655          2,565        2,117
Professional Services & Legal                                            496            551         557            584          722
Client Services                                                          431            281         248            264          152
FDIC Insurance and Assessments                                           137            144         106            104           96
Other Real Estate, Net                                                   (53)            30          15             21           (6)
Other Expenses                                                         2,566          2,735       2,804          2,566        3,286
                                                                    --------     ----------     -------     ----------   ----------
                                                                      16,732         15,394      14,876         14,157       13,747
Nonrecurring Expenses (2) (5)                                         11,837             --         323             --          448
                                                                    --------     ----------     -------     ----------   ----------
  Total Operating Expenses                                            28,569         15,394      15,199         14,157       14,195
                                                                    --------     ----------     -------     ----------   ----------
Net Income Before Income Taxes, Merger and Other Related
     Nonrecurring Costs and Extraordinary Items                       16,592         12,430      11,046          9,923        8,587
Income Tax Expense                                                     5,119          4,577       4,381          3,848        2,867
Nonrecurring Income Tax Expense (5)                                   (2,046)            --        (173)            --         (239)
                                                                    --------     ----------     -------     ----------   ----------
  Total Income Tax Expense                                             3,073          4,577       4,208          3,848        2,628
Net Income Before Merger and Other Related Nonrecurring
  Costs and Extraordinary Items                                       13,519          7,853       6,838          6,075        5,959
Merger and Other Related Nonrecurring Costs, net of tax (5)            3,995             --       2,491             --           --
                                                                    --------     ----------     -------     ----------   ----------
Net Income Before Extraordinary Items                                  9,524          7,853       4,347          6,075        5,959
Extraordinary Items, net of tax (3)                                       --             --          --            (88)          --
                                                                    --------     ----------     -------     ----------   ----------
      Net Income                                                    $  9,524     $    7,853     $ 4,347     $    5,987   $    5,959
                                                                    ========     ==========     =======     ==========   ==========

SELECTED QUARTERLY CONSOLIDATED OPERATING RATIOS:
                                                                       Fourth           Third      Second       First         Fourth
                                                                      Quarter         Quarter     Quarter     Quarter        Quarter
                                                                         1999            1999       1999         1999           1998
                                                                    --------     ----------     -------     ----------    ----------
Net Income Per Share (Before Merger, Nonrecurring and
  Extraordinary Items)
    Basic                                                           $   0.73     $      0.64     $  0.56     $   0.51    $     0.50
    Diluted                                                         $   0.69     $      0.61     $  0.53     $   0.48    $     0.47
Net Income Per Share
    Basic                                                           $   0.77     $      0.64     $  0.36     $   0.50    $     0.51
    Diluted                                                         $   0.73     $      0.61     $  0.34     $   0.48    $     0.47
Weighted Average Common Shares Outstanding                        12,301,000      12,236,000  12,073,000   11,895,000    11,732,000
Weighted Average Common & Common Equivalent
    Shares Outstanding                                            13,022,000      12,826,000  12,697,000   12,601,000    12,578,000
Return on Quarterly Average Assets, annualized (4)                      1.38%           1.33%       1.22%        1.23%         1.24%
Return on Quarterly Average Equity, annualized (4)                     25.81%          23.48%      20.55%       19.71%        20.03%
Net Interest Margin - Average Earning Assets                            4.94%           4.92%       4.81%        4.96%         4.91%
Operating Expense Ratio (Before Nonrecurring and
  Extraordinary Items)                                                  2.56%           2.62%       2.71%        2.93%         2.92%
Efficiency Ratio (Before Nonrecurring and
  Extraordinary Items)                                                 45.35%         49.02%      53.67%       56.54%         56.22%

(1) Q3 and Q4 of 1999 include a $900,000 and $3.1 million gain on an equity investment, respectively.
(2) Q4 of 1998, Q2 and Q4 of 1999 nonrecurring expenses are comprised of $448,000, $323,000 and $7.4 million in donations to the GBB Foundation, respectively.
(3) Includes $88,000 loss on early retirement of subordinated debt.
(4) Before Nonrecurring and Extraordinary Items of $492,000, net of tax, Q4 of 1999 $2.5 million, net of tax, in Q2 1999, $88,000, net of tax, in Q1 1999.
(5) Components of merger, nonrecurring and extraordinary items. Net income excluding these items is $9,032 at Q4 of 1999; $7,853 Q3 of 1999; $6,762 at Q2 of 1999; $6,071 at Q1 of 1999 and $5,854 at Q4 of 1998.

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp, Bay Area Bancshares and Bay Commercial Services on a pooling-of-interests basis.


                                                        GREATER BAY BANCORP
                                                December 31, 1999 FINANCIAL SUMMARY
                                           ($ in 000's, except share and per share data)

SELECTED YEAR TO DATE CONSOLIDATED OPERATING DATA:
                                                                                   December 31,         December 31,
                                                                                          1999                 1998
                                                                                  ------------         ------------
Interest Income                                                                   $    175,350         $    134,383
Interest Expense                                                                        71,618               54,659
                                                                                  ------------         ------------
               Net Interest Income Before Provision for Loan Losses                    103,732               79,724
Provision for Loan Losses                                                               12,249                6,369
                                                                                  ------------         ------------
               Net Interest Income After Provision for Loan Losses                      91,483               73,355
Other Income (1)                                                                        17,319               10,289
Nonrecurring-Warrant Income (5)                                                         14,508                  945
                                                                                  ------------         ------------
  Total Other Income                                                                    31,827               11,234
Operating Expenses                                                                      61,159               50,709
Other Expenses-nonrecurring (2) (5)                                                     12,160                1,341
                                                                                  ------------         ------------
  Total Operating Expenses                                                              73,319               52,050
                                                                                  ------------         ------------
Net Income Before Income Taxes, Merger and Other Related Nonrecurring Costs
  and Extraordinary Items                                                               49,991               32,539
Income Tax Expense                                                                      17,925               11,420
Nonrecurring-Income Tax Expense (5)                                                     (2,219)                (713)
                                                                                  ------------         ------------
  Total Income Tax Expense                                                              15,706               10,707
                                                                                  ------------         ------------
Net Income Before Merger and Other Related Nonrecurring Costs and
  Extraordinary Items                                                                   34,285               21,832
Merger and Other Related Nonrecurring Costs, net of tax (5)                              6,486                1,674
                                                                                  ------------         ------------
Net Income Before Extraordinary Items                                                   27,799               20,158
Extraordinary Items (3)                                                                    (88)                  --
                  Net Income                                                      $     27,711         $     20,158
                                                                                  ============         ============

SELECTED YEAR TO DATE CONSOLIDATED OPERATING RATIOS:
                                                                                   December 31,         December 31,
                                                                                          1999                 1998
                                                                                  ------------         ------------
Net Income Per Share (Before Merger, Nonrecurring and Extraordinary Items)
               Basic                                                              $       2.45         $       1.80
               Diluted                                                            $       2.32         $       1.70
Net Income Per Share
               Basic                                                              $       2.28         $       1.69
               Diluted                                                            $       2.17         $       1.59
Weighted Average Common Shares Outstanding                                          12,146,000           11,927,000
Weighted Average Common & Common Equivalent Shares Outstanding                      12,794,000           12,683,000
Return on Average Assets, annualized (4)                                                  1.31%                1.28%
Return on Average Equity, annualized (4)                                                 22.62%               19.92%
Net Interest Margin - Average Earning Assets                                              4.91%                5.11%
Operating Expense Ratio (Before Nonrecurring and Extraordinary Items)                     2.69%                3.01%
Efficiency Ratio (Before Nonrecurring and Extraordinary Items)                           50.52%               56.34%

(1) 1998 includes a $700,000 writedown of an equity investment in accordance with APB 18 and 1999 includes a $4.0 million gain on an equity investment.
(2) 1998 and 1999 nonrecurring expenses are comprised of a $701,000 and $7.8 million donation to the GBB Foundation, respectively.
(3) Includes $88,000 loss on early retirement of subordinated debt.
(4) Before Nonrecurring and Extraordinary Items of $2.0 million, net of tax in 1999 and $1.3 million, net of tax, in 1998.
(5) Components of merger, nonrecurring and extraordinary items. Net income excluding these items is $29,718 and $21,515 in 1999 and 1998, respectively.

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp, Bay Area Bancshares and Bay Commercial Services on a poolingofinterests basis.